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                                                                    Exhibit 99.1

                                      PROXY
                         THOMPSON FALLS HOLDING COMPANY
                         SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 13, 2005

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints ____________ and _____________, or either one of them, with full power of substitution, as a true and lawful attorney and proxy to vote, as designated in this proxy, all of the shares of common stock of Thompson Falls Holding Company that the undersigned is entitled to vote at the Special Meeting of Shareholders of Thompson Falls Holding Company to be held on Thursday, October 13, 2005, or any adjournment or postponements thereof. This proxy revokes all prior proxies given by the undersigned.

IF SIGNED, THIS PROXY WILL BE VOTED AS DIRECTED. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY, IF SIGNED, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THIS PROXY MAY BE VOTED BY THE ABOVE NAMED PROXIES IN THEIR DISCRETION.

      UNDER MONTANA LAW, THE FAILURE TO VOTE WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
                           ENCLOSED PREPAID ENVELOPE.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSA1.

Approval of the Plan and Agreement of Merger, dated as of July 14, 2005, among Glacier Bancorp, Inc., First Security Bank of Missoula, Thompson Falls Holding Company and First State Bank.

                FOR                 AGAINST                 ABSTAIN
                [ ]                 [ ]                     [ ]

SIGNATURE ____________________________              DATE _______________________

SIGNATURE ____________________________              DATE _______________________

NOTE: Please sign exactly as name appears above. Joint owners each should sign. Fiduciaries should add their full title to their signature. Corporations should sign in full corporate name by an authorized officer. Partnerships should sign in partnership name by an authorized person.